POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 2001.

                                       /s/  C. Michael Armstrong
                                       -----------------------------
                                            C. Michael Armstrong
                                            Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 2001.

                                       /s/  Kenneth T. Derr
                                       -----------------------------
                                            Kenneth T. Derr
                                            Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of March, 2001.

                                       /s/  M. Kathryn Eickhoff
                                       -----------------------------
                                            M. Kathryn Eickhoff
                                            Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of March, 2001.

                                       /s/  Walter Y. Elisha
                                       -----------------------------
                                            Walter Y. Elisha
                                            Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 2001.

                                       /s/  George M. C. Fisher
                                       -----------------------------
                                            George M. C. Fisher
                                            Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 2001.

                                       /s/  Donald V. Fites
                                       -----------------------------
                                            Donald V. Fites
                                            Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 2001.

                                       /s/  Amos B. Hostetter, Jr.
                                       -----------------------------
                                            Amos B. Hostetter, Jr.
                                            Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 2001.

                                       /s/  Ralph S. Larsen
                                       -----------------------------
                                            Ralph S. Larsen
                                            Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 2001.

                                       /s/  John C. Malone
                                       -----------------------------
                                            John C. Malone
                                            Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 2001.

                                       /s/  Donald F. McHenry
                                       -----------------------------
                                            Donald F. McHenry
                                            Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of March, 2001.

                                       /s/  Louis A. Simpson
                                       -----------------------------
                                            Louis A. Simpson
                                            Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 2001.

                                       /s/  Michael I. Sovern
                                       -----------------------------
                                            Michael I. Sovern
                                            Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 2001.

                                       /s/  Sanford I. Weill
                                       -----------------------------
                                            Sanford I. Weill
                                            Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 2001.

                                       /s/  Masaki Yoshikawa
                                       -----------------------------
                                            Masaki Yoshikawa
                                            Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 2001.

                                       /s/  John D. Zeglis
                                       -----------------------------
                                            John D. Zeglis
                                            Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is an officer of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 2001.

                                       /s/  Nicholas S. Cyprus
                                       -----------------------------
                                            Nicholas S. Cyprus
                                            Vice President and Controller

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is an officer of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints N. S. CYPRUS, AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 2001.

                                       /s/  Charles H. Noski
                                       -----------------------------
                                            Charles H. Noski
                                            Senior Executive Vice President and
                                              Chief Financial Officer